UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
 Amendment No. 1

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report: December 31, 2015
(Date of earliest event reported)

NAUTILUS, INC.
(Exact name of registrant as specified in its charter)

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17750 SE 6th Way
Vancouver, Washington 98683
(Address of principal executive offices and zip code)
(360) 859-2900
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On January 4, 2016, Nautilus, Inc. (the "Company") filed with the Securities and Exchange Commission a Current Report on Form 8-K (the "Original 8-K") disclosing that, on December 31, 2015, the Company completed the acquisition of all of the outstanding capital stock of OF Holdings, Inc. (“OF Holdings”).

As permitted by Item 9.01 of Form 8-K, this amendment is being filed for the purpose of including the financial information required by Item 9.01 of Form 8-K. This amendment should be read in conjunction with the Original 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The following financial statements of OF Holdings are included in this report:

•
OF Holdings, Inc. and subsidiaries audited consolidated financial statements comprised of consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of earnings, comprehensive income, stockholders’ equity, and cash flows for the three years ended December 31, 2015, and the related notes to the consolidated financial statements.

(b)	Pro Forma Financial Information.

The following pro forma financial information of the Company and OF Holdings is included in this report:

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2015.

(d)	Exhibits

2.1	Stock Purchase Agreement dated December 31, 2015 by and among Nautilus, Inc., the holders of stock in OF Holdings, Inc., and NCP-OFI Representative, LLC, as Sellers' Representative.*
23.1	Consent of Independent Certified Public Accountants.
99.1	Nautilus, Inc. Press Release - January 4, 2016.ˆ
99.2	Nautilus, Inc. Conference Call Presentation Slides - January 4, 2016.ˆ
99.3
OF Holdings, Inc. and subsidiaries audited consolidated financial statements comprised of consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of earnings, comprehensive income, stockholders’ equity, and cash flows for the three years ended December 31, 2015, and the related notes to the consolidated financial statements.

99.4	Unaudited Pro Forma Condensed Combined Financial Information.

*Pursuant to Item 601(b)(2) of Regulation S-K, certain of the exhibits and schedules to the Stock Purchase Agreement have been omitted. Omitted schedules and exhibits include forms of employment and non-competition and non-solicitation agreements, exhibits and schedules related to accounting procedures and specified indemnities, schedules identifying the allocations of payment to stockholders, optionholders and employees of OF Holdings, Inc., and a customary disclosure letter. Such exhibits and schedules will be provided to the Securities and Exchange Commission upon request.

ˆIncluded with the Original 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

March 4, 2016	By:	/s/ Sidharth Nayar
Date		Sidharth Nayar
Chief Financial Officer (Principal Financial and Accounting Officer)